Exhibit 99.1

Contact:

Jeff Hall, Chief Financial Officer

David Myers, Vice President, Investor Relations

(314) 810-3115

Express Scripts, Inc. Launches Senior Notes Offering

ST. LOUIS, February 6, 2012 — Express Scripts, Inc. (Nasdaq: ESRX) announced today that its wholly owned subsidiary, Aristotle Holding, Inc., a Delaware corporation (“Aristotle”), has commenced a private offering of senior notes of a benchmark amount. The net proceeds from the offering will be used to pay a portion of the cash consideration payable to stockholders of Medco Health Solutions, Inc. (“Medco”) in connection with the previously announced merger pursuant to which Express Scripts and Medco will each become wholly owned subsidiaries of Aristotle (the “Merger”), to repay any existing indebtedness that will be repaid in connection with the Merger and to pay related fees and expenses. Commitments under the unsecured bridge term loan facility that Express Scripts and Aristotle entered into in connection with the financing of the Merger will automatically be reduced dollar-for-dollar by the net proceeds from the sale of the senior notes. Aristotle will be required to redeem the notes in the event that the Merger does not occur. Following the Merger, Aristotle will be renamed “Express Scripts Holding Company” and will become a publicly traded corporation, Medco and Express Scripts will each become wholly owned subsidiaries of Aristotle and former Medco and Express Scripts stockholders will own stock in Aristotle.

The notes will be jointly and severally and fully and unconditionally guaranteed on a senior basis by Express Scripts, certain of Express Scripts’ current wholly owned domestic subsidiaries and certain of Aristotle’s future wholly owned domestic subsidiaries, including, following consummation of the Merger, Medco and certain of its wholly owned domestic subsidiaries.

The notes and the related guarantees have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), and may not be offered or sold in the United States or to, or for the account or benefit of, U.S. persons without registration or an applicable exemption from the registration requirements of the Securities Act. This press release shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the notes and the related guarantees in any jurisdiction in which such offer, solicitation or sale would be unlawful.

The notes and the related guarantees will be offered and sold only (i) to persons in the United States and to, or for the account or benefit of, U.S. persons, in each case that are qualified institutional buyers in accordance with Rule 144A under the Securities Act and (ii) to non-U.S. persons outside the United States in accordance with Regulation S under the Securities Act.

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FORWARD LOOKING STATEMENTS

Cautionary Note Regarding Forward-Looking Statements

This material may include forward-looking statements, both with respect to us and our industry, that reflect our current views with respect to future events and financial performance. Statements that include the words “expect,” “intend,” “plan,” “believe,” “project,” “anticipate,” “will,” “may,” “would” and similar statements of a future or forward-looking nature may be used to identify forward-looking statements. All forward-looking statements address matters that involve risks and uncertainties, many of which are beyond our control. Accordingly, there are or will be important factors that could cause actual results to differ materially from those indicated in such statements and, therefore, you should not place undue reliance on any such statements. We believe that these factors include, but are not limited to, the following:

STANDARD OPERATING FACTORS

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Our ability to remain profitable in a very competitive marketplace is dependent upon our ability to attract and retain clients while maintaining our margins, to differentiate our products and services from others in the marketplace, and to develop and cross sell new products and services to our existing clients;

•	Our failure to anticipate and appropriately adapt to changes in the rapidly changing health care industry;

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Changes in applicable laws or regulations, or their interpretation or enforcement, or the enactment of new laws or regulations, which apply to our business practices (past, present or future) or require us to spend significant resources in order to comply;

•	Changes to the healthcare industry designed to manage healthcare costs or alter healthcare financing practices;

•	Changes relating to our participation in Medicare Part D, the loss of Medicare Part D eligible members, or our failure to otherwise execute on our strategies related to Medicare Part D;

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A failure in the security or stability of our technology infrastructure, or the infrastructure of one or more of our key vendors, or a significant failure or disruption in service within our operations or the operations of such vendors;

•	Our failure to effectively execute on strategic transactions, or to integrate or achieve anticipated benefits from any acquired businesses;

•	The termination, or an unfavorable modification, of our relationship with one or more key pharmacy providers, or significant changes within the pharmacy provider marketplace;

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The termination, or an unfavorable modification, of our relationship with one or more key pharmaceutical manufacturers, or the significant reduction in payments made or discounts provided by pharmaceutical manufacturers;

•	Changes in industry pricing benchmarks;

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Results in pending and future litigation or other proceedings which would subject us to significant monetary damages or penalties and/or require us to change our business practices, or the costs incurred in connection with such proceedings;

•	Our failure to execute on, or other issues arising under, certain key client contracts;

•	The impact of our debt service obligations on the availability of funds for other business purposes, and the terms and our required compliance with covenants relating to our indebtedness;

•	Our failure to attract and retain talented employees, or to manage succession and retention for our Chief Executive Officer or other key executives;

TRANSACTION-RELATED FACTORS

•	Uncertainty as to whether Express Scripts will be able to consummate the Merger on the terms set forth in the merger agreement or at all;

•	Uncertainty as to our ability to consummate the offering of the notes;

•	The ability to obtain governmental approvals of the Merger;

•	Uncertainty as to the market value of the stock of Aristotle to be used as consideration for the Merger;

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Failure to realize the anticipated benefits of the Merger, including as a result of a delay in completing the Merger or a delay or difficulty in integrating the businesses of Express Scripts and Medco;

•	Uncertainty as to the long-term value of Aristotle (which will be renamed Express Scripts Holding Company) common shares;

•	Uncertainty as to whether Express Scripts will be able to reduce its leverage and service its debt obligations in a timely manner; and

•	The expected amount and timing of cost savings and operating synergies.

The foregoing review of important factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included herein and elsewhere, including the risk factors included in Express Scripts’ most recent reports on Form 10-K and Form 10-Q and the risk factors included in Medco’s most recent reports on Form 10-K and Form 10-Q and other documents of Express Scripts, Aristotle and Medco on file with the Securities and Exchange Commission (“SEC”). Any forward-looking statements made in this material are qualified in their entirety by these cautionary statements, and there can be no assurance that the actual results or developments anticipated by us will be realized or, even if substantially realized, that they will have the expected consequences to, or effects on, us or our business or operations. Except to the extent required by applicable law, we undertake no obligation to update publicly or revise any forward-looking statement, whether as a result of new information, future developments or otherwise.